BLACKROCK FUNDS V

BlackRock Sustainable Emerging Markets Bond Fund

BlackRock Sustainable Emerging Markets Flexible Bond Fund

(each, a “Fund” and together, the “Funds”)

Supplement dated September 15, 2023 (the “Supplement”)

to each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information,

each dated April 28, 2023, as supplemented to date

On September 7, 2023, the Board of Trustees of BlackRock Funds V (the “Trust”) approved the liquidation of each Fund, each a series of the Trust.

Each Fund is expected to be liquidated on or about December 15, 2023 (the “Liquidation Date”). On or before the Liquidation Date, each Fund will cease investing its assets in accordance with its stated investment objective and policies. On the Liquidation Date, shareholders of each Fund as of the Liquidation Date will receive, as a liquidating distribution, an amount equal to their proportionate interest in the net assets of the Fund, after the Fund has paid or provided for all of its charges, taxes, expenses, and liabilities. Each Fund will then be terminated as a series of the Trust.

Shareholders may redeem their Fund shares or exchange their shares into shares of another mutual fund advised by BlackRock Advisors, LLC or its affiliates at any time prior to the Liquidation Date. In preparation for the Liquidation, the Funds may deviate from their investment objective and principal investment strategies.

Shareholders should consult their personal tax advisers concerning their tax situation and the impact of the Funds’ liquidation on their tax situation.

In connection with its liquidation, effective 4:00 P.M. (Eastern time) on December 8, 2023, each Fund will no longer accept orders from new investors or existing shareholders to purchase Fund shares.

Shareholders should retain this Supplement for future reference.

PR2S-BFV-EMB-0923SUP